DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of Dreyfus New York Tax Exempt
Money Market Fund for its fiscal year ended May 31, 1997. Your Fund produced a 12-month yield of 2.79% and after taking into account the effect of compounding, the effective yield for this period was 2.82%.*
MONEY MARKET OVERVIEW
    Despite the predictions of many analysts who believed growth was slowing at last, the U.S. economy remained upward bound throughout the period. In fact, after posting a 3.8% gain during the fourth quarter of 1996, real Gross
Domestic Product (GDP) reached a zenith of 5.6% during the first three months of 1997, a level not attained in a decade. Most recently, the widely watched index of the National Association of Purchasing Management jumped to 57.1% in May from 54.2% in April. The apparent pickup in manufacturing overshadowed two Commerce Department reports that had pointed to a second-quarter slowdown in national economic activity. Those April reports showed consumer spending edging up just 0.1% _ the smallest increase since last September _ and personal income posting a similarly small gain of only 0.1%.
    Alongside the news of surprisingly strong economic growth came another surprise: inflation remained very low. The latest supporting evidence was a drop in producer prices for April. At the same time, April's unemployment rate hit 4.9%, the lowest level in 23 years. The Employment Cost Index also showed minimal price pressure registering just 0.6% for the first quarter of 1997, a reduction from its 0.8% rise during the last quarter of 1996. Prior to the release of these rather reassuring statistics, the Federal Reserve
Board (Fed) had increased overnight bank lending rates one quarter of a percentage point at its March 25 Federal Open Market Committee meeting. While many expected this to be the first in a series of moves, the Fed left rates alone in May, leaving market participants guessing about what will happen when the Fed meets again in July.
MARKET ENVIRONMENT/PORTFOLIO
    Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as: an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments attempt to structure your Fund in such a way as to take advantage of these changing conditions in an effort to enhance your Fund's return while maintaining our commitment to high quality holdings.
    In response to the expected changes in both cash flow and supply conditions, we began preparations for extending your Fund's average maturity in early June. By creating a calendar of upcoming New York issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believe would be attractive holdings for your Fund. We expect to continue to purchase notes selectively through the summer months in seeking to maximize your Fund's curre nt yield. As we endeavor to accomplish this, we will continue to commit to those New York tax-exempt issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
June 17, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.

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DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                 MAY 31, 1997
                                                                                                   Principal
Tax Exempt Investments_100.0%                                                                        Amount          Value
                                                                                                    __________     __________
New York_98.3%
Deer Park Union Free School District, TAN 4.375%, 6/27/97...................                      $  7,750,000  $  7,751,992
Half Hallow Hills Central School District, TAN
  (Huntington and Babylon) 4.25%, 6/27/97...................................                         6,000,000      6,001,231
Metropolitan Transportation Authority, Commuter Facilities Revenue, VRDN
  3.95% (LOC: Bank of Tokyo-Mitsubishi, Industrial Bank of Japan, JP Morgan,
  National Westminster Bank and Sumitomo Bank) (a,b)........................                        33,800,000     33,800,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
  3.75% (LOC; ABN-Amro Bank) (a,b)..........................................                         4,700,000      4,700,000
New York City:
  CP:
    3.45%, 7/22/97 (LOC; Morgan Guaranty Trust Co.) (a).....................                         5,000,000      5,000,000
    Municipal Assistance Corporation
      3.80%, Sub Series K-3, 8/20/97 (LOC; Landesbank Hessen) (a)...........                        12,000,000     12,000,000
  VRDN:
    4.05%, Sub Series E-5 (LOC; Morgan Guaranty Trust Co.) (a,b)............                         5,000,000      5,000,000
    Trust Cultural Resource Revenue, Refunding (American Museum of Natural History)
      3.80%, Series A (Insured; MBIA and BPA; Credit Suisse) (b)............                         5,900,000      5,900,000
New York City Health and Hospital Corporation, Health Systems Revenue, VRDN
  3.80%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         8,000,000      8,000,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
  (Multi-Family York Avenue Development Project) 3.90% (LOC; Midland Bank) (a,b)                     7,000,000      7,000,000
  (Park Gate Tower) 4% (LOC; Citibank) (a,b)................................                           580,000        580,000
  (Residential East 17th Street) 4.05%, Series A (LOC; Chase Manhattan Bank) (a,b)                   2,700,000      2,700,000
New York City Industrial Development Agency, VRDN:
  Civil Facility Revenue (Mercy College Project)
    3.85% (LOC; The Bank of New York) (a,b).................................                         1,800,000      1,800,000
  IDR:
    (La Guardia Association Project) 4% (LOC; Banque Indosuez) (a,b)........                        13,700,000     13,700,000
    (Stroheam & Roman Project) 3.65% (LOC; Westdeutsche Landesbank) (a,b)...                         5,700,000      5,700,000
New York State Dormitory Authority, Revenues, CP (Memorial Sloan Kettering)
  3.40%, Series A, 7/15/97 (LOC; Chase Manhattan Bank) (a)..................                         7,700,000      7,700,000
New York State Energy, Research and Development Authority, PCR:
  (New York State Electric and Gas)
    3.60%, Series D, 12/1/97 (LOC; Union Bank of Switzerland) (a)...........                         5,000,000      5,000,000
  VRDN:
    (Central Hudson Gas and Electric)
      3.90%, Series A (LOC; Union Bank of Switzerland) (a,b)................                         2,600,000      2,600,000
    (Niagara Mohawk Power Corp.):
      4.05%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b).......                         5,300,000      5,300,000
      4.25%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b)................                         4,500,000      4,500,000
    (New York State Electric and Gas)
      4.20%, Series D (LOC; Union Bank of Switzerland) (a,b)................                         8,200,000      8,200,000
New York State Housing Finance Agency, MFHR, VRDN
  3.95%, Series A (b).......................................................                         3,100,000      3,100,000

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                         MAY 31, 1997
                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount          Value
                                                                                                    __________     __________
New York (continued)
New York State Local Government Assistance Corporation, VRDN:
  3.80%, Series A (LOC: Credit Suisse and Union Bank of Switzerland) (a,b)..                     $  28,300,000    $28,300,000
  3.80%, Series B (LOC; Credit Suisse) (a,b)................................                         5,100,000      5,100,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN:
  (Childrens Hospital Buffalo) 3.85%, Series A (LOC; Barclays Bank) (a,b)...                         4,100,000      4,100,000
  (Pooled Equipment Loan Program) 3.90% (LOC; Chase Manhattan Bank) (a,b)...                         8,000,000      8,000,000
New York State Power Authority, Revenue, General Purpose Junior Lien
  3.50%, 9/1/97 (LOC: Bank of America, Bank of Tokyo-Mitsubishi,
  Morgan Guaranty Trust Co. and Sumitomo Bank) (a)..........................                        10,000,000     10,000,000
Rochester County, BAN:
  4%, Series I, 3/10/98.....................................................                        15,000,000     15,033,468
  4.25%, Series III, 10/30/97...............................................                         10,000,000    10,017,962
Rockland County, RAN 4.25%, 4/15/98.........................................                          5,000,000     5,016,773
Sachem Central School District, TAN 4.50%, 6/26/97..........................                          5,750,000     5,752,082
Suffolk County, TAN 4%, Series I, 8/14/97 (LOC: Canadian Imperial Bank of
Commerce,
  National Westminster and Westdeutsche Landesbank) (a).....................                         12,715,000    12,731,604
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
  3.85% (Insured; FGIC and Liquidity Facility; FGIC) (b)....................                         15,400,000    15,400,000
Westchester County, TAN 3.48%, 12/11/97.....................................                          7,175,000     7,175,000
U.S. Related_1.7%
Commonwealth of Puerto Rico Government Development Bank, CP
  3.30%, 6/13/97............................................................                          5,000,000     5,000,000
                                                                                                                  ___________
TOTAL INVESTMENTS
  (cost $287,660,112).......................................................                                     $287,660,112
                                                                                                                =============

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DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

Summary of Abbreviations
BAN           Bond Anticipation Notes                            MBIA    Municipal Bond Investors Assurance
BPA           Bond Purchase Agreement                                         Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Corporation           PCR     Pollution Control Revenue
IDR           Industrial Development Revenue                     RAN     Revenue Anticipation Notes
LOC           Letter of Credit                                   TAN     Tax Anticipation Notes
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ____________                   ________________           ____________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              96.6%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      3.4
                                                                                                   ______
                                                                                                   100.0%
                                                                                                 =========

Notes to Statement of Investments:
    (a)  Secured by letters of credit. At May 31, 1997, 69.1% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms, of which Union Bank of Switzerland provided letters of credit to 11.9% of the Fund's net assets.
    (b)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e)  Securities which, while not rated by Fitch, Moody's or Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                           MAY 31, 1997
                                                                                              Cost                  Value
                                                                                          ______________       ______________
ASSETS:                          Investments in securities_See Statement of Investments    $287,660,112          $287,660,112
                                 Cash.......................................                                        1,643,057
                                 Interest receivable........................                                        2,419,886
                                 Prepaid expenses...........................                                           18,121
                                                                                                                 ____________
                                                                                                                  291,741,176
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        128,673
                                 Accrued expenses...........................                                           83,748
                                                                                                                 ____________
                                                                                                                      212,421
                                                                                                                 ____________
NET ASSETS..................................................................                                     $291,528,755
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                     $291,586,437
                                 Accumulated net realized gain (loss) on investments                                  (57,682)
                                                                                                                 ____________
NET ASSETS..................................................................                                     $291,528,755
                                                                                                                 =============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized)                                    291,586,437
NET ASSET VALUE, offering and redemption price per share....................                                            $1.00
                                                                                                                      ========

SEE NOTES TO FINANCIAL STATEMENTS

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                            YEAR ENDED MAY 31, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                      $10,315,927
EXPENSES:                    Management fee_Note 2(a).......................                  $  1,487,343
                             Shareholder servicing costs_Note 2(b)..........                       402,788
                             Professional fees..............................                        48,230
                             Custodian fees.................................                        30,989
                             Trustees' fees and expenses_Note 2(c)..........                        22,240
                             Prospectus and shareholders' reports...........                        14,551
                             Registration fees..............................                        5,791
                             Miscellaneous..................................                        11,261
                                                                                              _____________
                                  Net Expenses                                                                      2,023,193
                                                                                                                 _____________
INVESTMENT INCOME_NET.......................................................                                        8,292,734
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b)...........................                                           (2,193)
                                                                                                                 _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  8,290,541
                                                                                                                ==============
SEE NOTES TO FINANCIAL STATEMENTS

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                        May 31, 1997          May 31, 1996
                                                                                     _________________      ________________
OPERATIONS:
  Investment income_net.....................................................           $  8,292,734           $ 9,399,503
  Net realized gain (loss) on investments...................................                (2,193)                (3,214)
                                                                                     _________________      ________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.......              8,290,541             9,396,289
                                                                                     _________________      ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.....................................................             (8,292,734)           (9,399,503)
                                                                                     _________________      ________________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.............................................            321,563,516           326,637,302
  Dividends reinvested......................................................              7,854,026             8,835,535
  Cost of shares redeemed...................................................           (336,654,228)         (354,541,767)
                                                                                     _________________      ________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (7,236,686)          (19,068,930)
                                                                                     _________________      ________________
        Total Increase (Decrease) in Net Assets.............................            (7,238,879)           (19,072,144)
NET ASSETS:
  Beginning of Period.......................................................            298,767,634           317,839,778
                                                                                     _________________      ________________
  End of Period.............................................................          $ 291,528,755         $ 298,767,634
                                                                                     ================     =================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the Fund's financial statements.
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                                                                                  Year Ended May 31,
                                                       _______________________________________________________________________
PER SHARE DATA:                                          1997            1996            1995            1994            1993
                                                       ______          ______          ______          ______          ______
    Net asset value, beginning of period.........     $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                       ______          ______          ______          ______          ______
    Investment Operations:
    Investment income_net.......................         .028            .030            .027            .017            .019
                                                       ______          ______          ______          ______          ______
    Distributions:
    Dividends from investment income_net.........       (.028)          (.030)          (.027)          (.017)          (.019)
                                                       ______          ______          ______          ______          ______
    Net asset value, end of period...............     $  1.00         $  1.00         $  1.00         $  1.00         $  1.00
                                                      =======         =======         =======         =======         =======
TOTAL INVESTMENT RETURN.........................        2.83%           3.05%           2.76%           1.69%           1.87%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .68%            .64%            .68%            .68%            .67%
    Ratio of net investment income
      to average net assets.................            2.79%           3.00%           2.71%           1.68%           1.86%
    Net Assets, end of period (000's Omitted)        $291,529        $298,768        $317,840        $343,964        $379,816
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $55,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. The carryover does not include net realized securities losses from November 1, 1996 through May 31, 1997, which are treated, for Federal income tax purposes as arising in fiscal 1998. If not applied, $15,000 of the carryover expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004 and $3,000 expires in fiscal 2005.
    At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended May 31, 1997.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $203,540 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $130,259 during the period ended May 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 27, 1997


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).
[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            273AR975
[Dreyfus logo]
Registration Mark

New York
Tax Exempt
Money Market Fund
Annual Report
May 31, 1997